First Sentier American Listed Infrastructure Fund

Schedule of Investments
at July 31, 2023 (Unaudited)

Shares		Value
	COMMON STOCKS: 84.90%
	Electric Utilities - 39.26%
1,783	Alliant Energy Corp.	$95,818
1,506	Duke Energy Corp.	140,992
300	Emera, Inc.^	12,169
930	Entergy Corp.	95,511
830	Evergy, Inc.	49,775
1,667	FirstEnergy Corp.	65,663
2,584	NextEra Energy, Inc.	189,407
3,436	PG&E Corp.*	60,508
532	Pinnacle West Capital Corp.	44,060
3,106	PPL Corp.	85,508
1,875	Southern Co.	135,637
1,135	Xcel Energy, Inc.	71,199
		1,046,247

	Environmental & Facilities Services - 0.80%
141	Republic Services, Inc.	21,307

	Gas Utilities - 2.00%
2,700	AltaGas Ltd.^	53,298

	Highways & Railtracks - 1.02%
6,413	Atlas Arteria Ltd.^	27,109

	Multi-Utilities - 7.57%
351	Black Hills Corp.	21,176
1,932	CenterPoint Energy, Inc.	58,134
1,784	Dominion Energy, Inc.	95,533
235	DTE Energy Co.	26,860
		201,703

	Oil & Gas Storage & Transportation - 11.20%
821	Cheniere Energy, Inc.	132,887
1,009	DT Midstream, Inc.	54,002
1,273	Targa Resources Corp.	104,373
208	Williams Cos., Inc.	7,166
		298,428

	Rail Transportation - 21.05%
5,749	CSX Corp.	191,557
273	Norfolk Southern Corp.	63,770
1,317	Union Pacific Corp.	305,570
		560,897
	Renewable Electricity - 2.00%
2,210	Atlantica Sustainable Infrastructure plc	53,305
	TOTAL COMMON STOCKS (Cost $2,185,445)	2,262,294

	REITs: 13.85%
	Real Estate - 13.85%
1,082	American Tower Corp.	205,915
1,486	Crown Castle International Corp.	160,919
10	SBA Communications Corp.	2,190
	TOTAL REITs (Cost $436,422)	369,024

	Total Investments in Securities (Cost $2,621,867): 98.75%	2,631,318
	Other Assets in Excess of Liabilities: 1.25%	33,225
	Net Assets: 100.00%	$2,664,543

* Non-income producing security.
^ Foreign issuer.

The Global Industry Classification Standard (GICS®) was developed by and/or is the exclusive property of MSCI, Inc. and Standard & Poor's
Financial Services LLC (“S&P”). GICS is a service mark of MSCI and S&P and has been licensed for use by U.S. Bancorp Fund Services, LLC.

First Sentier American Listed Infrastructure Fund
Summary of Fair Value Disclosure at July 31, 2023 (Unaudited)

The Fund utilizes various methods to measure the fair value of its investments on a recurring basis. Accounting principles generally accepted in the United
States of America ("U.S. GAAP") establish a hierarchy that prioritizes inputs to valuation methods. The three levels of inputs are:

Level 1 - Unadjusted quoted prices in active markets for identical assets or liabilities that the Fund has the ability to access.
Level 2 - Observable inputs other than quoted prices included in Level 1 that are observable for the asset or liability, either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.
Level 3 - Unobservable inputs for the asset or liability, to the extent relevant observable inputs are not available, representing the Fund's own assumptions about the assumptions a market participant would use in valuing the asset or liability, and would be based on the best information available.

The following is a summary of the inputs used to value the Fund's investments as of July 31, 2023:

First Sentier American Listed Infrastructure Fund	Level 1	Level 2	Level 3	Total

Common Stocks
Energy	$298,428	$-	$-	$298,428
Industrials	582,204	27,109	-	609,313
Utilities	1,354,553	-	-	1,354,553
Total Common Stocks	2,235,185	27,109	-	2,262,294
REITs	369,024	-	-	369,024
Total Investments in Securities	$2,604,209	$27,109	$-	$2,631,318

Refer to the Fund’s schedule of investments for a detailed break-out of holdings by industry classification.